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                       Supplement dated January 5, 1996

                   to the Prospectus dated October 1, 1995

                AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND



      The American AAdvantage Money Market Mileage Fund ("Money Market Fund") has added the "Platinum Class(sm)," a new class of shares offered exclusively to customers of various broker-dealers. The existing class of shares of the Money Market Fund described in this Prospectus has been renamed the "Mileage Class." Platinum Class shares are sold without any sales charges. The Platinum Class is subject to a higher administrative services fee which may affect its performance.

      The Platinum Class is offered through a separate prospectus. For more information about the Platinum Class, call (800) 967-9009.